UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.     )

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PC CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

(603) 683-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2013

The 2013 Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation, which we refer to as the Company, will be held at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire on Wednesday, May 22, 2013 at 10:00 a.m., Eastern time, to consider and act upon the following matters:

1.	To elect six directors to serve until the 2014 Annual Meeting of Stockholders;

2.	To approve an advisory vote on executive compensation;

3.	To hold an advisory vote on the frequency of future executive compensation advisory votes;

4.	To approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, to increase the number of shares of common stock that may be issued thereunder from 1,200,000 to 1,400,000 shares, representing an increase of 200,000 shares;

5.	To approve an amendment to the Company’s Executive Bonus Plan, as amended, to, among other things, provide for base-level bonuses as a percentage of base salary for the Company’s Chief Administrative Officer and Chief Financial Officer;

6.	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 27, 2013 are entitled to notice of and to vote at the meeting or any adjournments thereof. Our stock transfer books will remain open. All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Patricia Gallup

Chairman of the Board

Merrimack, New Hampshire

April 09, 2013

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 22, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by PC Connection, Inc., a Delaware corporation, which we refer to as the Company, (or “we,” “us,” or “our”) by our Board of Directors, for our 2013 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, May 22, 2013 at 10:00 a.m., Eastern time, at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire or any adjournment or adjournments of the Annual Meeting. You may obtain directions to the location of the meeting by contacting Investor Relations at 603-683-2322. All proxies will be voted in accordance with the stockholders’ instructions. If no choice is specified, the proxies will be voted (i) in favor of the matters set forth in Proposals 1, 2, and 4-6 and (ii) in favor of three years, with respect to Proposal 3 in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to our secretary or by voting in person at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy, our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, or the SEC, and our Annual Report to Stockholders for the year ended December 31, 2012 are being mailed to stockholders on or about April 22, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2013:

This proxy statement, form of proxy, and our 2012 Annual Report to Stockholders for the year ended December 31, 2012 are available at http://ir.pcconnection.com/annuals.cfm.

Voting Securities and Votes Required

On March 27, 2013, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 26,118,446 shares of our common stock, $.01 par value per share, or the Common Stock. Stockholders are entitled to one vote per share of Common Stock. Our stock record books will remain open for inspection by stockholders of record for ten days prior to the Annual Meeting at our offices at the above address and at the time and place of the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. If a quorum is not present, the meeting will be adjourned until a quorum is obtained. Abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a proposal) will be considered as present for purposes of determining whether a quorum is present.

If a quorum is present at the annual meeting, the vote required to adopt each of the scheduled proposals will be as follows:

Election of Directors. Under the Company’s by-laws, any election by stockholders shall be determined by a plurality of the votes cast on the election.

Other Matters. Under the Company’s by-laws, the affirmative vote of the holders of a majority of the votes cast will be required for: approval of the advisory vote on executive compensation (Proposal 2); approval of one of the three frequency options under the advisory vote on the frequency of future executive compensation advisory votes (Proposal 3); approval of the amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended (Proposal 4); approval of the amendment to the Company’s Executive Bonus Plan, as amended (Proposal 5); and approval of the ratification of the selection of the independent registered public accounting firm (Proposal 6). Shares which abstain and broker non-votes will not be counted as votes in favor of, or with respect to, these proposals and will also not be counted as votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of these proposals. Proposals 2 and 3 are non-binding proposals.

Persons who hold shares on the record date through a broker, bank, or other nominee are considered beneficial owners. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. However, brokers holding shares in “street name” for their beneficial owners are prohibited from voting on behalf of the clients in uncontested director elections and certain other non-routine matters unless the brokers have received specific voting instructions from those clients. Accordingly, a broker cannot vote shares held on behalf of a beneficial owner on Proposals 1 through 5 regarding the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of future executive compensation advisory votes, the amendment to our stock plan, and the amendment to our executive bonus plan, respectively, unless such broker has received specific voting instructions from the beneficial owner. However, a broker will have discretion to vote shares held on behalf of a beneficial owner on Proposal 6, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013, even if such broker has not received specific voting instructions from the beneficial owner. Shares that abstain from voting in a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that require the affirmative vote of a certain percentage of the shares voting on the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise provided below, the following table sets forth, as of February 1, 2013, the beneficial ownership of our Common Stock by: (i) persons known by us to own more than 5% of our outstanding shares; (ii) each of our directors; (iii) each of our current or former named executive officers in the Summary Compensation Table under the heading “Executive Compensation” below; and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Except as otherwise set forth below, the street address of each beneficial owner is c/o PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Name	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Outstanding(2)
Patricia Gallup	8,399,094	(3)	32.4%
David Hall	7,983,659	(4)	30.8
Dimensional Fund Advisors, Inc.	2,243,824	(5)	8.7
Timothy McGrath	433,159	(6)	1.7
David Beffa-Negrini	184,927		*
Jack Ferguson	142,980		*
Donald Weatherson	37,000	(7)	*
Joseph Baute	19,500		*
Barbara Duckett	5,000		*
Joseph Driscoll	—		—
All current directors and executive officers as a group (8 individuals)	17,062,339	(8)	65.1

*	Less than 1% of the total number of our outstanding shares of Common Stock on February 1, 2013.

(1)	The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 1, 2013, or will have the right to acquire within 60 days thereof through the exercise of any stock option or other right.

(2)	The number of shares of Common Stock deemed outstanding for purposes of determining such percentages includes 25,934,074 shares outstanding as of February 1, 2013, and any shares subject to issuance upon exercise of options or other rights held by the person in question that were exercisable on or within 60 days after February 1, 2013.

(3)	Includes 7,869,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 15,000 shares held by Ms. Gallup’s spouse, as to which Ms. Gallup disclaims beneficial ownership. Ms. Gallup has the sole power to vote or direct the vote as to 515,000 shares and dispose or direct the disposition of 8,384,094 shares. Ms. Gallup has shared voting power as to 15,738,188 shares.

(4)	Includes 7,869,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 14,870 shares held by a charity, as to which Mr. Hall disclaims beneficial ownership. Mr. Hall has the sole power to vote or direct the vote as to 99,695 shares and dispose or direct the disposition of 7,968,789 shares. Mr. Hall has shared voting power as to 15,737,188 shares.

(5)

The information presented herein is as reported in, and based solely upon, a Schedule 13G/A (Amendment No. 8) filed with the SEC on February 8, 2013, by Dimensional Fund Advisors LP, which we refer to as

Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts, which we refer to, together with the investment companies, as the Funds. All shares of our Common Stock listed as owned by Dimensional are owned by the Funds. In its role as investment advisor or manager, Dimensional possesses shared power to vote or direct the vote of 2,201,126 shares of our Common Stock that is owned by the Funds and shared power to dispose or direct the disposition of 2,243,824 shares of our Common Stock that is owned by the Funds, and may be deemed to be the beneficial owner of 2,243,824 shares of our Common Stock held by the Funds. Dimensional disclaims beneficial ownership of such shares of Common Stock. Dimensional’s business address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(6)	Includes 246,250 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. McGrath has the right to acquire within 60 days after February 1, 2013.

(7)	Includes 30,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Weatherson has the right to acquire within 60 days after February 1, 2013.

(8)	Includes an aggregate of 276,250 shares of Common Stock issuable to the directors and executive officers upon exercise of outstanding stock options which they have the right to acquire within 60 days after February 1, 2013. This does not include shares of Common Stock beneficially held by Mr. Ferguson, who resigned as our Chief Financial Officer on March 5, 2012.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting. Our Board of Directors is currently fixed at six members. Our Bylaws provide that our directors will be elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the six nominees named below as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee is presently serving as a director, and each nominee has consented to being named in this Proxy Statement and to serve, if elected. If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by our Board of Directors. It is not presently expected that any of the nominees will be unavailable to serve, if elected.

Our Board of Directors recommends a vote “FOR” the election of the nominees described below.

Set forth below are the name, age, and length of service as a director for each nominee of our Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she serves as a director or served as a director during the past five years. Information with respect to the number of shares of Common Stock beneficially owned by each director or nominee, directly or indirectly, as of February 1, 2013, appears under “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election to our Board of Directors

Patricia Gallup, age 59, is our Chairman and Chief Administrative Officer. Ms. Gallup served as Chief Executive Officer from September 2002 until August 2012 and from 1990 to 2001. Ms. Gallup is a co-founder of our Company, and has served on our Board of Directors since its inception and as an executive officer since 1982.

David Hall, age 63, is a co-founder and has served on our Board of Directors since its inception. Mr. Hall served as Vice Chairman of our Board of Directors from March 1998 to December 2004. Mr. Hall was an executive officer from 1982 to 1997, and since then has served as an analyst for our Company.

Joseph Baute, age 85, has served on our Board of Directors since June 2001 and has served as Vice Chairman since August 2012. From 1979 to 1993, Mr. Baute served as Chairman and Chief Executive Officer of Markem Corporation, an industrial marking and coding solutions provider. Since 1993, Mr. Baute has worked as an independent consultant. Mr. Baute has served on the board of directors of several public and private companies, including the Federal Reserve in Boston, State Street Bank, and Houghton-Mifflin Company, as well as several non-profit organizations.

David Beffa-Negrini, age 59, has served on our Board of Directors since September 1994. Mr. Beffa-Negrini served as our Senior Vice President, Corporate Marketing and Creative Services from February 2007 until his retirement effective December 31, 2008. Mr. Beffa-Negrini served as Co-President of our former Merrimack Services subsidiary from September 2005 to February 2007, and as our Vice President of Corporate Communications from June 2000 to February 2007. Mr. Beffa-Negrini served in a variety of senior management capacities in the areas of merchandising, marketing, and communications during his 25 years of employment by the Company.

Barbara Duckett, age 68, has served on our Board of Directors since June 2009. Since October 2000, Ms. Duckett has served as the President, Chief Executive Officer, and as a member of the board of directors of Home Healthcare, Hospice and Community Services. Ms. Duckett serves as a member of the board of directors of the Home Care Association of New Hampshire and has been a director or officer of several other non-profit and privately-held healthcare organizations, at both the local and national level.

Donald Weatherson, age 75, has served on our Board of Directors since June 2005. Mr. Weatherson served on the board of directors of our GovConnection subsidiary from May 2003 to June 2005. Since August 2002, Mr. Weatherson has pursued personal and community interests and served on an interim basis as Chief Executive Officer of GovConnection from November 2003 to May 2004. From June 2000 to July 2002, Mr. Weatherson served as Vice President of North American Operations and Strategy for Compaq Computer Corporation. From April 1994 to June 2000, Mr. Weatherson served as Vice President of Compaq’s Government and Education business. Prior to joining Compaq, Mr. Weatherson was Chief Executive Officer of the Navy Exchange System, a retail services company operated by the U.S. Navy. He retired from the Navy as a Rear Admiral in 1993. Mr. Weatherson served as Chairman of the Board of Enliven Marketing Technologies Corporation, an internet service marketing company, from February 2006 to October 2008.

We believe that each of our directors is qualified to serve as a director of the Company as a result of his or her level of business experience described in the individual biographies above. Each director has served in a broad range of senior management roles, and some have served on other boards of directors. The Board concluded that the depth of experience and the combination of the different backgrounds of each of our directors facilitates the Company’s goal of having a diversity of viewpoints and backgrounds on the Board, and gives the Company a broad range of experience on which to draw. Accordingly, the Board concluded that each of these individuals should serve as a director of the Company, in light of its business and structure, at the time of filing this proxy. In particular:

•

Ms. Gallup is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 30 years and, as a result, has in-depth knowledge of the information technology (IT) industry and our business. She also has experience serving as a board member of other companies, both public and private.

•

Mr. Hall is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 30 years and, as a result, has in-depth knowledge of the IT industry and our business.

•

Mr. Baute has substantial experience as Chief Executive Officer of an industrial solutions provider. Combined with his board-level experience with several public and private companies, as well as the Federal Reserve, Mr. Baute brings to the Board a broad range of business, financial, and accounting knowledge and experience.

•

Mr. Beffa-Negrini has served the Company in a variety of leadership roles and senior management positions, and has more than 25 years of experience in the IT industry. These qualifications provide the Board with both insights into the organizational development of the Company, along with a broad knowledge base of the industry.

•

Ms. Duckett has significant executive management and board-level experience with numerous organizations in the healthcare industry. Accordingly, Ms. Duckett brings to the Board strong business knowledge as well as insight into the growing healthcare industry, which is a sector the Company serves.

•

Mr. Weatherson has substantial business and financial knowledge and experience in the government arena, which is particularly useful to the Board in serving our Public Sector customer segment. Additionally, he has had executive experience with one of our major suppliers, giving him additional knowledge of the industry in which we operate.

No family relationship exists between any of our executive officers or directors.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

Board Meetings and Attendance

Our Board of Directors met eight times during the year ended December 31, 2012, either in person or by teleconference. During 2012, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served. Our Board of Directors does not currently have a policy with regard to the attendance of board members at our annual meeting of stockholders.

Board Committees

Our Board of Directors has established two standing committees–Audit and Compensation. The Audit and Compensation Committees each operate under written charters that have been approved by our Board of Directors. We have included the charters of the two committees as appendixes to this Proxy Statement. They can also be obtained by accessing the website maintained by the SEC at www.sec.gov, by accessing our website at http://ir.pcconnection.com/annuals.cfm, or by contacting our investor relations department at PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Our Board of Directors has determined that all of the members of our two standing committees are independent as defined under the rules of the Nasdaq Stock Market including, in the case of all members of the Audit Committee, the independence requirements set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	discussing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm, and management;

•	reviewing policies and procedures for reviewing and approving or ratifying related person transactions;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 36 of this Proxy Statement).

The members of our Audit Committee are Ms. Duckett and Messrs. Baute and Weatherson. Our Board of Directors has determined that all three members would qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met six times during 2012.

Compensation Committee and Subcommittee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, our CEO’s compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our other executive officers;

•	overseeing evaluations of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to incentive-compensation and equity-based plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis”;

•	overseeing any compensation consultants, legal counsel or other advisors that it, at its sole discretion, retains or obtains advice from; and

•	preparing the compensation committee report required by SEC rules (which is included on page 21 of this Proxy Statement) .

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

The Compensation Committee met once in 2012. The members of the Compensation Committee are Ms. Duckett and Messrs. Baute and Weatherson. The Compensation Committee has established a subcommittee

(which we refer to as the 162(m) Subcommittee) and delegated to that subcommittee authority to issue equity awards and to determine other qualified performance-based compensation for our CEO and three other most highly compensated employees (other than the CEO and CFO) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The 162(m) Subcommittee is comprised of Mr. Baute and Ms. Duckett, who are “outside directors” under IRS regulations.

Controlled Company Status

We are a “Controlled Company” as defined in Nasdaq Stock Market Rule 5615(c). Our Board of Directors has based this determination on the fact that approximately 63% of our voting stock is beneficially owned or controlled by Ms. Gallup and Mr. Hall.

We do not have a standing nominating committee, and the functions of evaluating and selecting directors have been performed by our Board of Directors as a whole. We believe that it is not necessary to have a nominating committee because our directors have generally served for extended terms. Our Board of Directors will from time to time evaluate biographical information and background material relating to and for the purpose of identifying potential candidates and interview selected candidates. Our Board of Directors does not currently have a charter or written policy with regard to the nomination process. We do not have a written policy due to the extended terms served by our directors.

Board Leadership Structure

Ms. Gallup is the Chairman of our Board of Directors and while the roles of Chief Executive Officer and Chairman are separate, our leadership structure does not include a lead independent director. In light of our controlled company status discussed above, we believe that the creation of a lead independent director position is not necessary at this time. Our Board of Directors has determined that having Ms. Gallup act as Chairman and as Chief Administrative Officer of our company is in the best interests of PC Connection, Inc. and our stockholders and consistent with good corporate governance for the following reasons:

•

Our Chairman and Chief Administrative Officer is more familiar with our business and strategy than an independent, non-employee Chairman would be, and is thus better positioned to focus our Board’s agenda on the key issues facing our company;

•	A single Chairman provides strong and consistent leadership for PC Connection, Inc., without risking overlap or conflict of roles; and

•	Oversight of our company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chairman.

Our Board decided to separate the roles of Chairman and Chief Executive Officer because it believes that this leadership structure offers the following benefits:

•	Enhancing our Board’s objective evaluation of our Chief Executive Officer;

•	Freeing the Chief Executive Officer to focus on company operations instead of Board administration; and

•	Providing the Chief Executive Officer with an experienced sounding board.

Director Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Ms. Duckett or Messrs. Baute or Weatherson, who comprise our Audit and Compensation Committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each of Messrs. Baute and Weatherson and Ms. Duckett is an “independent director” as defined under Nasdaq Stock Market Inc. Marketplace Rule 5605(a)(2). We are exempt from the requirement that our board have a majority of independent directors because we are a controlled company. Please see “Controlled Company Status” above for information on our controlled company status.

Executive and Director Compensation Processes

Our Compensation Committee generally reviews employee performance and compensation on an annual basis. When possible, our Compensation Committee also compares the salaries of our executive officers to salaries of individuals who hold comparable positions in our immediate peer group. The Compensation Committee makes salary determinations based on a number of factors, including the level and breadth of each executive officer’s responsibilities and experience. Salary decisions are also made with a view to retaining our executive talent. The Compensation Committee may, in its discretion, invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation, and our Chief Executive Officer may make recommendations relating to the salaries of our other executive officers.

In 2008, our shareholders approved for our executive officers an Executive Bonus Plan, which was amended in 2011, and which we propose to amend at our 2013 Annual Meeting. More information on this proposed amendment can be found under Proposal 5 below. Annual cash bonuses under our Executive Bonus Plan are based on the achievement of company-wide net income and expense goals. Cash bonuses are set as a percentage of the executive officer’s base salary.

In addition, our Compensation Committee administers our Amended and Restated 2007 Stock Incentive Plan, as amended, and our Amended and Restated 1997 Employee Stock Purchase Plan, as amended. To the extent permitted by applicable law, our Board of Directors or the Compensation Committee may delegate its authority to grant options and other awards that constitute rights under Delaware law to employees and non-executive officers under our Amended and Restated 2007 Stock Incentive Plan, as amended, to either a committee of our Board or to our Chief Executive Officer, provided that it will fix the terms of such awards to be granted (including the exercise price of such awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to awards that may be granted. The Board of Directors has delegated authority to a committee of the Board of Directors comprised of Ms. Gallup, to issue (i) stock options and (ii) certain other stock-based awards payable only in cash and without any rights to acquire common stock, which we refer to as stock equivalent units, to any employee who is not an executive officer or an “officer,” as defined by Rule 16a-1 of the Securities Exchange Act of 1934, as amended. This committee may grant up to a total maximum of 350,000 shares of common stock subject to options and 20,000 shares of common stock subject to options per individual per calendar year. It may also grant up to a total maximum of 350,000 shares of stock equivalent units.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. In 2010, our Compensation Committee retained Pearl Meyer & Partners, a national consulting firm, as its independent compensation consultant to conduct a competitive assessment of our executive compensation and general compensation programs. Pearl Meyer & Partners provided comparative market data on compensation practices and programs based on an analysis of twelve peer companies deemed comparable in terms of product and service offerings and revenue levels. The Compensation Committee used the report to assist in the review of executive compensation.

Oversight of Risk

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, and certain operational risks; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks, and our Compensation Committee oversees risk management activities relating to the Company’s compensation policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

Director Candidates

All of the current members of our Board of Directors have served as directors since 2001, except Mr. Weatherson and Ms. Duckett, who became directors in June 2005 and June 2009, respectively. Where called for, qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. Minimum qualifications include high-level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, our Board of Directors desires a group of candidates who represent a diversity of viewpoints, backgrounds, skills, and expertise that enable them to make a significant contribution to our Board of Directors, our Company, and stockholders. In the event of a need for a new or additional director, our Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal and reference interviews, and such other information as the Board may deem relevant.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Our Board of Directors has generally nominated the current directors for re-election at each annual meeting of stockholders. Our Board of Directors has therefore not established special procedures for stockholders to submit director recommendations. If we were to receive recommendations of candidates from our stockholders, the Board of Directors would consider such recommendations in the same manner as all other candidates. Shareholders who wish to suggest qualified candidates should send relevant information to the attention of the Corporate Secretary, PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2164).

Communicating with the Independent Directors

We have not implemented a process for our stockholders to send communications to our Board of Directors, other than as set out elsewhere in this proxy. We have not done so primarily due to our status as a controlled company, as discussed earlier.

Code of Business Conduct and Ethics Policy

We have adopted a written Code of Business Conduct and Ethics Policy, which we refer to as the Policy, that applies to our directors, officers, and employees, including our principal executive officer, principal financial and accounting officer, controller, and persons performing similar functions. We have posted our Policy on our website at http://ir.pcconnection.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the Policy that occur in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock. Based solely on our review of copies of reports filed by individuals required to make filings, or Reporting Persons, pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, we believe that all such reports required to be filed under Section 16(a) of the Exchange Act for 2012 were timely filed, except:

On December 8, 2012, David Hall sold 25,000 share of Common Stock and should have filed a Form 4 on or before December 11, 2012. Mr. Hall reported this transaction on a Form 4 filed with the SEC on December 12, 2012.

Director Compensation

Each director is entitled to receive an annual retainer of $75,000, payable quarterly, for service on the Board. Each independent director also receives an annual retainer of $15,000, payable quarterly, for participation in the Board’s audit and compensation committees. In addition, Board members who act in a chairman capacity receive annual fees as follows: Board chair, $35,000; Board vice-chair, $10,000; audit committee chair, $10,000; compensation committee and sub-committee chair, $5,000. On November 12, 2012, each director was awarded 4,000 restricted stock units, valued at a price of $11.35 per unit, which vest ratably over two years in equal annual installments, beginning on November 12, 2015, and are settled in equivalent shares of our common stock upon vesting.

As more fully described below, the following table describes compensation paid to each director for the year ended December 31, 2012, except for compensation paid to Ms. Gallup, which is reflected below in the Summary Compensation Table for Fiscal Years Ended December 31, 2012, 2011, and 2010.

Director Compensation for Fiscal Year Ended December 31, 2012

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
David Hall	$75,000	$45,400	$100,000	$220,400
David Beffa-Negrini	75,000	45,400	76,661	197,061
Joseph Baute	100,000	45,400	—	145,400
Donald Weatherson	100,000	45,400	—	145,400
Barbara Duckett	95,000	45,400	—	140,400

(1)	Each director receives an annual retainer of $75,000, and each independent director also receives an annual retainer of $15,000. The chair positions receive varying fees, as noted above. In addition, Board members receive reimbursement for all reasonable expenses incurred in attending Board and committee meetings.

(2)	Valuation represents the aggregate grant date fair value of the stock unit awards granted in 2012 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation-Stock Compensation,” or ASC 718. Please see Note 11, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2012, for further information regarding share-based compensation. On November 12, 2012, each director was awarded 4,000 restricted stock units, valued at a price of $11.35 per unit, which vest ratably over two years in equal annual installments, beginning on November 12, 2015 and are settled in equivalent shares of our common stock upon vesting.

The following table reflects the aggregate number of restricted stock awards and units and the aggregate number of option awards outstanding as of December 31, 2012 for each director, except for awards held by Ms. Gallup, which are reflected in the Outstanding Equity Awards at Fiscal Year End table below.

Name	Aggregate Number of Shares of Stock Awards/Units	Aggregate Number of Shares of Option Awards
David Hall	8,000	—
Joseph Baute	8,000	—
Donald Weatherson	8,000	30,000
Barbara Duckett	8,000	—
David Beffa-Negrini	8,000	—

(3)	Mr. Hall is employed by the Company as an analyst, and accordingly, is entitled to our standard fringe benefits as a full-time employee. Mr. Beffa-Negrini was engaged as a consultant by the Company.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

The Compensation Committee of our Board of Directors oversees the design and implementation of our executive compensation program. In this role, the Compensation Committee, which is comprised of three independent directors, evaluates the performance of, and reviews and approves annually all compensation decisions relating to our Chief Executive Officer. Our Chief Executive Officer annually reviews the performance of our other named executive officers and makes recommendations regarding their compensation. Our Compensation Committee may adopt or revise such recommendations in making compensation decisions for our other named executive officers. The Compensation Committee has established a subcommittee, or the 162(m) Subcommittee, comprised of two of these independent directors, and delegated to the 162(m) Subcommittee authority to issue equity awards and to determine other qualified performance-based compensation for our CEO and three other most highly compensated employees (other than the CEO and CFO) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act in accordance with the requirements of Section 162(m) of the Code.

Compensation Objectives

Our Compensation Committee’s primary objectives with respect to executive compensation are to attract, retain, and motivate our executives and to create long-term stockholder value. Additionally, the Committee seeks to ensure that executive compensation is aligned with our corporate strategies and business objectives, and that it promotes the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable company performance goals.

To achieve these objectives, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Compensation Committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive’s overall compensation to managing their respective areas of responsibility and meeting key strategic, financial, and operational goals. These goals include success in (a) demonstrated leadership ability, (b) management development, (c) compliance with our policies, and (d) anticipation of, and response to, changing market and economic conditions that enhance our ability to operate profitably. From time to time, we also provide a portion of our executive compensation in the form of stock options, restricted stock awards, restricted stock units, and other stock-based awards that vest over time, which we believe helps to attract new management talent, as well as retain our existing executives. We believe such grants align our executives’ interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation.

We compete with many other companies for executive personnel. Accordingly, the Compensation Committee generally targets overall base salary and bonus compensation for executives at or near the midpoint of compensation paid to similarly situated executives of companies analyzed in our survey data, described more fully below. We may vary this general target in certain situations when necessary, due to the experience level of the individual or other market factors.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	executive bonus plan;

•	equity awards;

•	benefits and other compensation; and

•	severance benefits.

Allocations between long-term and short-term compensation, cash and non-cash compensation, or the different forms of non-cash compensation vary, depending on our current initiatives and stated goals. Our goals for 2012 were focused on continuing the growth trend in consolidated net sales and net income that we established in prior years and, additionally, achieving a better leveraging of our expense structure by attaining our targeted selling, general and administrative, or SG&A, expenses as a percentage of net sales. Accordingly, the 2012 performance targets for the Executive Bonus Plan were designed to help achieve these two objectives. A total of 60% of the bonus was allocated to the achievement of a net income target of $32.0 million, and 40% was allocated to achievement of an SG&A expense target of 10.36% of net sales. Each component was then applied to a multiplier based on the degree to which the respective target was met or exceeded, ranging from 0.5 to 1.7 for each target. No bonuses were to be paid for performance below $28.8 million of net income or SG&A expenses in excess of 11.4% of net sales.

In 2010 our Compensation Committee retained Pearl Meyer & Partners, a national consulting firm, as its independent compensation consultant to conduct a competitive assessment of our executive compensation and general compensation programs. Pearl Meyer & Partners provided comparative market data on compensation practices and programs based on an analysis of twelve peer companies deemed comparable in terms of product and service offerings and revenue levels. We compiled individual compensation ranges for each executive position based on this information and compared the compensation ranges to actual salary levels. Each year since the 2010 study, we have updated our compensation ranges to reflect a combination of competitor trend information and consumer price indexes.

The peer group updated for our Compensation Committee in 2012 was used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to ours and that compete with us for executive talent. The following companies, whose executive positions’ responsibilities were most similar to ours, were included in the peer group for 2012:

•	Agilysys, Inc.

•	Brightpoint Inc.

•	GT Advanced Technologies

•	Insight Enterprises, Inc.

•	PCM, Inc.

•	Systemax Inc.

The Compensation Committee used the updated survey data to assist it in the review and comparison of each element of executive compensation, including base salary and bonus compensation for our executives. With this information, the Compensation Committee analyzed compensation for each executive. The Compensation Committee targeted different compensation levels for each element of compensation as described below.

Base Salary

Base salaries are reviewed at least annually by the Compensation Committee, and in the case of named executive officers other than our Chief Executive Officer, are based on recommendations of the Chief Executive Officer. These salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, experience, and the peer group data.

The Compensation Committee set base salaries of our executives in 2012 initially by reference to the median base salary level of the updated survey data. The Compensation Committee then made adjustments to these reference levels for each executive’s base salary based on comparisons to the survey data and evaluation of the executive’s level of responsibility and experience, as well as company-wide performance. The Compensation Committee also considered the executive’s success in achieving business results and demonstrating leadership in determining actual base salary levels.

In 2012, the base salaries of our Chief Executive Officer and Chief Administrative Officer were increased by the Compensation Committee as a result of its review and analysis of competitive data, as well as the extent of their individual responsibilities. In 2012, we increased the base salary of Mr. McGrath by 10% to $825,000 and increased the base salary of Ms. Gallup by 3.8% to $327,000. Mr. Driscoll was hired as our Chief Financial Officer in March 2012 and accordingly was not eligible for a salary increase in 2012.

The compensation levels of our executives are established to recognize the relative level of responsibility of each executive. Our Chief Executive Officer’s compensation is higher than the levels of our other executives in order to reflect the generally broader and more significant level of responsibility of our Chief Executive Officer. We have found that compensation survey results generally reflect this pattern for most companies.

The Compensation Committee believes that benchmarking and aligning base salaries is especially critical to a competitive compensation program. Other elements of compensation are affected by changes in base salary. Annual incentives are targeted and paid out as a percentage of base salary, and the target levels of long-term incentives are also determined as a percentage of base salary.

Executive Bonus Plan

In 2008, our shareholders approved for our executive officers an Executive Bonus Plan, which was amended and restated in 2011, and which we propose to amend at our 2013 Annual Meeting. More information on this proposed amendment can be found under Proposal 5 below. Annual cash bonuses are intended to compensate our executives for the achievement of company-wide net income and expense leverage goals. Cash bonuses are set as a percentage of the executive officer’s base salary, with higher-ranked executives typically being compensated at a higher percentage of base salary. However, our success is dependent on the ability of the management group to integrate and work together to meet common company-wide goals. Accordingly, executives are not assigned specific individual goals but instead are collectively responsible for meeting company-wide goals. Our Compensation Committee develops corporate goals that, if achieved, will result in improved operating performance. In 2012, our target bonus percentages were 100% of base salary for our Chief Executive Officer and Chief Administrative Officer and 50% of base salary for our Chief Financial Officer. In 2013, our target bonus percentages are 100% for our Chief Executive Officer and 75% for our Chief Administrative Officer and Chief Financial Officer. In addition, our compensation program also provides incentives for our executives to reach beyond our target corporate goals. Those who perform above expectations are entitled to receive additional bonus amounts that can result in a total annual bonus of up to 170% of base salary for our Chief Executive Officer, and up to a proposed 127.5% of base salary for the Chief Financial Officer and Chief Administrative

Officer. Proportionally lower bonuses are provided for achievement levels between 90% and 100% of respective company-wide targets, and no bonuses are earned by any executive where less than 90% of the respective company-wide target factor is achieved. Our Compensation Committee established a consolidated net income goal of $32.0 million for 2012, reflecting our growth target for the year and an expense leverage goal to limit 2012 consolidated SG&A expenses as a percentage of net sales at 10.36%.

Our executive officers work together as a team and all executives are assigned the same company-wide net income and expense leverage goals. In 2012, our net income was $33.1 million and SG&A expense as a percentage of net sales was 10.48%. Under the Executive Bonus Plan, the 162(m) Subcommittee may determine, at its sole discretion, if significant unusual or extraordinary items should or should not be included in determining whether the performance measures have been met. Our 2012 operating results included $1.1 million of special charges related primarily to payments made in 2012 to our former chief financial officer in connection with his retirement in recognition for his service to the Company. Management requested that the 162(m) Subcommittee exclude the effect of this charge from the calculation of its achievement against the net income target under the Executive Bonus Plan. The 162(m) Subcommittee deemed the charges were not related to regular operating activities and approved the exclusion of the charges from the earned bonus calculation for 2012. Excluding these special charges, our net income was $33.8 million for 2012, which exceeded our net income target by over 5%, resulting in a payout at 110% of target level for that performance factor. Performance against our SG&A target fell short by 2%, resulting in a payout at 98% of target level for that performance factor. Accordingly, total bonus payouts for the named executive officers aggregated $1.3 million.

The table below describes the bonus payments and the percentage of base salary for 2012 for the named executive officers:

Name of Executive	2012 Bonus Payment	Percentage of Base Salary
Timothy McGrath	$799,620	105.2%
Patricia Gallup	$333,080	105.2%
Joseph Driscoll	$149,910	52.6%

Discretionary Cash Bonus Awards

Our Compensation Committee also has the ability to reward our executives with discretionary cash bonuses. In 2012, our Compensation Committee awarded Mr. Driscoll a special, discretionary bonus of $75,000. In making this award, our Compensation Committee considered Mr. Driscoll’s contribution and services to the Company.

Equity Awards

Our equity award program is a vehicle for offering long-term incentives to our executives. We believe that equity grants help attract management talent and provide a strong link to our long-term performance and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants furthers our goal of executive retention by providing an incentive to our executives to remain in our employ during the vesting period. In determining the size of equity grants to our executives, the Compensation Committee and the Chief Executive Officer consider comparative share ownership of executives in our compensation peer group, our company-wide performance, the applicable executive’s performance, the amount of equity previously awarded to the executive, the vesting of such awards, and the recommendation of management. In 2012, our Board of Directors delegated to Patricia Gallup as a committee of the Board the authority to grant stock options and stock equivalent units, or SEUs, to non-executive officers of up to 20,000 shares per individual per calendar year; provided that no more than 350,000 shares each of options and SEUs may be granted in the aggregate. In addition, the delegation limits the vesting of the SEUs to a period of no less than four years and requires the exercise price for options to be equal to the closing stock price of our common stock on the Nasdaq Stock Market on the date of the grant.

Our equity awards have typically taken the form of stock options and restricted stock units, or RSUs. The Compensation Committee and our Chief Executive Officer review all components of the executive’s compensation when determining equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

Typically, the equity awards we grant vest in equal annual installments over four years, although longer vesting periods may be applied in certain circumstances. Vesting and exercise rights cease shortly after termination of employment except in the case of death or disability. We do not have any equity ownership guidelines for our executives.

In 2012, we granted 175,000 RSUs to Mr. McGrath. The restricted stock units vest over eight years according to the following schedule: 40,000 units on August 1, 2013; 30,000 units on August 1, 2014; 25,000 units on August 1, 2015; 20,000 units on August 1, 2016; 20,000 units on August 1, 2017; 20,000 units on August 1, 2018; 10,000 units on August 1, 2019; and 10,000 units on August 1, 2020. The award contains post-vesting selling restrictions that limit his ability to sell shares received to 10% of the awarded shares per year, with such selling restriction lapsing at age 72. In 2012, we also granted RSUs to Mr. Driscoll when he was hired as our Chief Financial Officer. The RSUs vest annually in four equal installments of 5,000 shares beginning on March 5, 2014. We believe that cash compensation using base salaries and annual incentive plan payments is a fair method of compensating our executive officers without equity dilution to our stockholders, although we continue to review long-term incentives as a means to attract and retain key executives.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We provide a matching contribution equal to 25% of the employee’s deferral contributions to the 401(k) plan that does not exceed 6% of their qualified compensation.

No executive officer received perquisites aggregating $10,000 or more in 2012.

Severance Benefits

Pursuant to the employment agreement we have entered into with Mr. McGrath and the offer letter signed by Mr. Driscoll, each executive is entitled to specified benefits in the event of termination of their employment under specified circumstances. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Payments Upon Termination or Change in Control” below.

We believe providing these benefits help us compete for executive talent. After reviewing the practices of companies represented in our 2012 peer group, we believe that our severance and change of control benefits are generally in line with severance packages offered to executives at such companies.

Tax and Accounting Considerations

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and the three other officers (other than the chief executive officer or chief financial officer) whose compensation is required to be disclosed to our stockholders under the Exchange Act by reason of being among our three other most highly compensated officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We periodically review the potential consequences of Section 162(m) and we intend to structure the performance-based portion of our executive compensation, where feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

We account for equity compensation awarded to our employees per the methods prescribed by ASC 718, which require us to recognize compensation expense in our financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued. Given our adoption of ASC 718, we believe that the accounting impact of the different forms of equity compensation awards generally reflects their economic impact. Accordingly, the underlying accounting treatment is not a material consideration in determining the specific nature or size of equity awards granted. The tax impact of the awards on the recipient and the effectiveness of the award in retaining executives are more relevant considerations.

Executive Compensation

The following table sets forth information for (i) our Chief Executive Officer, (ii) our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2012, and (iii) Jack Ferguson, who served as our chief financial officer until his resignation in March 2012, collectively, the named executive officers for the fiscal years indicated.

Summary Compensation Table for Fiscal Years Ended December 31, 2012, 2011, and 2010

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Timothy McGrath(6)	2012	$758,654	$—	$1,688,750	$—	$799,620	$17,925	(7)	$3,264,949
President and Chief Executive Officer	2011	626,923	—	520,500	—	698,892	48,141	(8)	1,894,456
	2010	532,692		243,720	281,910	825,000	—		1,883,322

Patricia Gallup	2012	316,384	—	45,400	—	333,080	$113,675	(7)	808,539
Chief Administrative Officer and Chairman of the Board	2011	582,692	—	27,760	—	636,354	47,018	(8)	1,293,824
	2010	750,000	—	—	—	1,000,000	—		1,750,000

Joseph Driscoll(9)	2012	230,192	75,000	171,400	—	149,910	2,466	(7)	628,968
Senior Vice President, Treasurer, and Chief Financial Officer

Jack Ferguson(10)	2012	93,838	—	—	—		910,368	(7)	939,206
Former Executive Vice President, Treasurer, and Chief Financial Officer	2011	356,154	—	—	—	423,256	3,675	(8)	783,085
	2010	340,000	—	—	—	510,000	—		850,000

(1)	The salaries of Mr. McGrath and Ms. Gallup were increased on November 12, 2012, to better align with the median salary levels for similarly situated executives based on a comparative peer assessment.

(2)	The Compensation Committee awarded a special, discretionary bonus of $75,000 to Mr. Driscoll for his performance in 2012.

(3)

Valuation represents the aggregate grant date fair value of the stock and option awards granted each year computed in accordance with ASC 718. Please see Note 11, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2012, for further information regarding share-based compensation. The restricted stock units granted to Mr. McGrath in November 2012 vest over eight years and are settled in equivalent amounts of common stock according to the following schedule: 40,000 units on August 1, 2013; 30,000 units on August 1, 2014; 25,000 units on August 1, 2015; 20,000 units on August 1, 2016; 20,000 units on August 1, 2017; 20,000 units on August 1, 2018; 10,000 units on August 1, 2019; and 10,000 units on August 1, 2020. The restricted stock units granted to Mr. McGrath in August 2011 vest annually in four equal installments beginning on August 8, 2014. Mr. McGrath’s stock award granted in April 2010 began vesting annually in four equal installments on August 18, 2010. For her service on the Board of Directors, Ms. Gallup was awarded (i) in 2012, 4,000 restricted stock units, which vest ratably over two years in equal annual installments, beginning on November 12, 2015 and (ii) in 2011, 4,000 restricted stock units which vest ratably over two years in equal annual installments, beginning on August 8, 2014. The restricted stock units awarded to Mr. Driscoll vest annually in four equal installments of 5,000 shares beginning on March 5, 2014. The fully vested shares were awarded to Mr. Ferguson upon his retirement in recognition for his prior services.

(4)	Non-equity incentive compensation for our executive officers was awarded pursuant to the Executive Bonus Plan, upon the achievement of company-wide net income and expense leverage goals.

(5)	We have omitted perquisites and other personal benefits in those instances where the aggregate amount of such perquisites and other personal benefits totaled less than $10,000.

(6)	Effective August 8, 2011, the annual salary of Mr. McGrath was increased from $550,000 to $750,000 in connection with his election as Chief Executive Officer. Prior to such election, Mr. McGrath served as our President and Chief Operating Officer.

(7)	Consists of: (a) our contributions for Ms. Gallup and Messrs. McGrath, Driscoll, and Ferguson under our 401(k) Plan in the amount of $3,675, $3,675, $2,466, and $3,368, respectively, (b) $110,000 in Director fees for Ms. Gallup, (c) a dividend payment of $14,250 paid by the Company to Mr. McGrath for 37,500 shares of unvested restricted stock that he held as of the November 28, 2012 record date, and (d) 100,000 shares of the Company’s common stock and a $65,000 bonus cash payment as recognition for Mr. Ferguson’s prior service to the Company.

(8)	Consists of: (a) our contributions for Ms. Gallup and Messrs. McGrath and Ferguson under our 401(k) Plan in the amount of $3,675, $3,675, and $3,675, respectively, (b) $43,343 in Director fees for Ms. Gallup, (c) $4,466 related to sales incentive events attended by Mr. McGrath, and (d) a dividend payment of $40,000 paid by the Company to Mr. McGrath for 100,000 shares of unvested restricted stock that he held as of the November 25, 2011 record date.

(9)	Mr. Driscoll was appointed Senior Vice President, Treasurer, and Chief Financial Officer on March 5, 2012, and was awarded an annualized salary of $285,000. The salary presented above represents his pro-rated annual salary.

(10)	Effective March 5, 2012, Mr. Ferguson retired from the Company. The salary presented above represents his pro-rated annual salary through the date of his retirement.

Grants of Plan Based Awards

The following table sets forth certain information regarding grants of plan-based awards made to our named executive officers during 2012.

Grants of Plan-Based Awards for Fiscal Year Ended December 31, 2012

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(#)		Exercise or Base Price of Stock and Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Timothy McGrath	3/14/12	$380,048	$760,096	$1,292,163
	11/12/12				175,000	(4)	$9.65	$1,688,750

Patricia Gallup	3/14/12	158,308	316,615	538,246
	11/12/12				4,000	(5)	11.35	45,400

Joseph Driscoll	3/14/12	71,250	142,500	242,250
	3/05/12				20,000	(6)	8.57	171,400

Jack Ferguson	3/07/12	—	—	—	100,000	(7)	8.42	842,000

(1)	Threshold, target, and maximum amounts are based on the achievement of certain financial milestones.

(2)	The base price of restricted stock granted to our executive officers in 2012 equals the closing stock price of our Common Stock on the grant date, with the exception of the restricted stock unit award to Mr. McGrath described in further detail in footnote 4 below.

(3)	Valuation represents the aggregate grant date fair value of the stock and option awards granted each year computed in accordance with ASC 718. There can be no assurance that the value on distribution will equal the ASC 718 value.

(4)	RSUs awarded to Mr. McGrath vest over eight years according to the following schedule: 40,000 units on August 1, 2013; 30,000 units on August 1, 2014; 25,000 units on August 1, 2015; 20,000 units on August 1, 2016; 20,000 units on August 1, 2017; 20,000 units on August 1, 2018; 10,000 units on August 1, 2019; and 10,000 units on August 1, 2020. Only 10% of the total shares of common stock underlying the restricted stock unit award may be sold in any one year period, beginning after August 1, 2013. These selling restrictions lapse once Mr. McGrath reaches the age of 72, and result in a discounted grant date fair value of $9.65 per unit.

(5)	RSUs awarded to Ms. Gallup for her service on the Board of Directors vest annually in two equal installments of 2,000 units beginning on November 12, 2015.

(6)	RSUs awarded to Mr. Driscoll vest annually in four equal installments of 5,000 units beginning on March 5, 2014.

(7)	Upon his retirement in March 2012, the Board of Directors awarded Mr. Ferguson 100,000 shares of the Company’s common stock.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2012, other than Mr. Ferguson, who had no outstanding equity awards due to his resignation from the Company in March 2012.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Timothy McGrath	50,000	—		$5.20	10/24/2015	12,500	(3)	$143,750
	140,000	—		13.13	7/23/2017	25,000	(3)	287,500
	56,250	18,750	(4)	6.77	04/15/2020	100,000	(5)	1,109,000
						175,000	(6)	2,012,500

Patricia Gallup	—	—		—	—	4,000	(7)	46,000
	—	—		—	—	4,000	(8)	46,000

Joseph Driscoll	—	—		—	—	20,000	(9)	230,000

(1)	The option exercise price for grants made to named executive officers was set at the closing price of our Common Stock on the respective grant date.

(2)	The market value of restricted stock awards and units was based on the closing price of our Common Stock on December 31, 2012 of $11.50 per share.

(3)	The restricted stock awarded to Mr. McGrath vests on August 18, 2013.

(4)	The stock options awarded to Mr. McGrath vest on August 18, 2013.

(5)	The restricted stock units awarded to Mr. McGrath vest annually in four equal installments of 25,000 units beginning on August 8, 2014.

(6)	The RSUs awarded to Mr. McGrath vest over eight years according to the following schedule: 40,000 units on August 1, 2013; 30,000 units on August 1, 2014; 25,000 units on August 1, 2015; 20,000 units on August 1, 2016; 20,000 units on August 1, 2017; 20,000 units on August 1, 2018; 10,000 units on August 1, 2019; and 10,000 units on August 1, 2020.

(7)	The RSUs were awarded to Ms. Gallup for her service on the Board of Directors and vest annually in two equal installments, beginning on August 8, 2014.

(8)	The RUSs were awarded to Ms. Gallup for her service on the Board of Directors and vest annually in two equal installments, beginning on November 12, 2015.

(9)	The RSUs awarded to Mr. Driscoll vest annually in four equal installments, beginning on March 5, 2014.

Restricted Stock Vested

The following table sets forth certain information regarding restricted shares vested by our named executive officers during 2012.

	Restricted Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Timothy McGrath	62,500	$690,875
Jack Ferguson	100,000	842,000

(1)	The value realized on vesting equals the number of shares acquired multiplied by the closing price of our Common Stock as of the vesting date.

Potential Payments Upon Termination or Change in Control

We have entered into an employment agreement with Mr. McGrath and have a signed offer letter from Mr. Driscoll, providing for severance payments for twelve months, or until such time as other employment is secured (whichever is earlier), of their then respective annual base salary if employment is terminated for any reason other than for cause, death or disability as such terms are defined in their respective agreements. Under such circumstances, severance payments for Messrs. McGrath and Driscoll would have an aggregate value of $825,000 and $285,000, respectively. Such payments are conditioned upon our receipt of a general release of claims from Messrs. McGrath and Driscoll. The agreements include certain non-compete and non-solicit obligations that extend for twenty-four and eighteen months, respectively, after termination of employment. We assume, for the purpose of calculating values for all termination events, that the effective date of termination is December 31, 2012.

In the event that we undergo a change in control (referred to as an “Acquisition Event” in the Amended and Restated 1997 Stock Incentive Plan and a “Reorganization Event” in the Amended and Restated 2007 Stock Incentive Plan, as amended) and as a result our Board of Directors accelerates the vesting of all outstanding unvested equity awards, Ms. Gallup, Mr. McGrath, and Mr. Driscoll would realize $92,000, $3,682,438 and $230,000, respectively, based on the closing price of our Common Stock on December 31, 2012 of $11.50 per share, assuming the vesting and sale by each of their unvested equity awards presented above.

In March 2012, Mr. Ferguson resigned as chief financial officer of our Company and was granted 100,000 shares of common stock for his prior service to PC Connection. The value of the common stock was $842,000, based on the closing price on the grant date of our Common Stock of $8.42 per share. In addition, Mr. Ferguson received a $65,000 bonus cash payment as recognition for his prior service to the Company.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of PC Connection:

Barbara Duckett, Chairman

Joseph Baute

Donald Weatherson

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Ms. Duckett, and Messrs. Baute and Weatherson. Ms. Duckett and Mr. Baute were not at any time during 2012, or formerly, an officer or employee of the Company or any of our subsidiaries. Mr. Weatherson was not an officer or employee of the Company at any time during 2012. None of our executive officers has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as our director or a member of our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We currently have leases for facilities in Marlow and Merrimack, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall, or G&H, a partnership owned solely by Patricia Gallup and David Hall, our principal stockholders. The three facilities located in Marlow and Keene, New Hampshire are leased on a month-to-month basis requiring monthly rental payments of $11,773, $1,344, and $500, respectively. These leases also obligate us to pay certain real estate taxes and insurance premiums on the premises. Rent expense under the three leases aggregated $163,404 for each of the years ended December 31, 2011 and 2012.

In November 1997, we entered into a fifteen-year lease for an 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, L.L.C., an entity owned solely by Patricia Gallup and David Hall, our principal stockholders. We began occupying the facility upon completion of construction in late November 1998, and lease payments began in December 1998. The lease is in its fifteenth year; and an annual lease payment of $1,139,300 is required under the terms of the lease. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges as either additional rent or directly to third-party providers and also to pay insurance premiums for the leased property. We have the option to renew the lease for two additional five-year terms.

In August 2008, we entered into a ten-year lease agreement with Patricia Gallup and David Hall, our principal stockholders, for an office facility adjacent to our corporate headquarters. The lease requires an annual rental payment of $233,187 in year four of the lease and provides us the option to renew for two additional two-year terms. The rent for subsequent years shall be subject to adjustment to reflect increases in a local consumer price index, but such adjustments shall not exceed an increase of 5.0% per year. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges either as additional rent or directly to third-party providers and to pay insurance premiums for the leased property. Rent expense under the lease agreement was $234,837 and $233,187 for the years ended December 31, 2012 and 2011, respectively.

During 2012, we provided various facilities management, maintenance, financial, tax, and legal services to certain affiliates in connection with the operation of facilities leased by us from those affiliates. G&H reimbursed us $99,602 and $94,436 during 2012 and 2011, respectively, for those services.

The 1998 PC Connection Voting Trust

In connection with our initial public offering in March 1998, Patricia Gallup and David Hall placed substantially all of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust, or the “Voting Trust”, of which they serve as co-trustees. The Voting Trust is the record holder of 15,738,188 shares of Common Stock as of the record date, March 27, 2013. The terms of the Voting Trust require that both Ms. Gallup and Mr. Hall, as co-trustees, agree as to the manner of voting the shares of our Common Stock held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, our Board of Directors may require the co-trustees to execute and deliver to our Secretary a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by our Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co-trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the Voting Trust and an equal number of the non-transferring co-trustee’s shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 75,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of our Common Stock or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co-trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

On December 14, 2012, the Board of Directors determined, upon recommendation by the Audit Committee of the Board, it was in the best interests of the Company to purchase an aggregate of 600,000 shares of the Company’s common stock from Ms. Gallup and Mr. Hall. In connection with the purchase, 600,000 shares were transferred from the Voting Trust to Ms. Gallup and Mr. Hall in equal tranches of 300,000 shares each. On December 17, 2012, the Company purchased 300,000 shares each from Ms. Gallup and Mr. Hall at a price per share of $10.578, which was based on the volume weighted-average share price of the Company’s stock for the fifteen trading days ended December 13, 2012.

All related party transactions discussed above and referenced in this proxy statement were on terms comparable to those we could have obtained in arms-length transactions with unaffiliated third parties.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Audit Committee in the manner specified in its charter.

Equity Compensation Plan Information

The following table provides information about our Common Stock that may be issued upon exercise of options, warrants, and rights under all of our equity compensation plans as of December 31, 2012, including the Amended and Restated 1997 Stock Incentive Plan, the Amended and Restated 2007 Stock Incentive Plan, as amended, and the Amended and Restated 1997 Employee Stock Purchase Plan, as amended. Our stockholders have approved all of these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans [Excluding Securities Reflected in Column (a)](1)(2) (c)
Equity Compensation Plans Approved by Security Holders	893,422	$5.77	(3)	128,755
Equity Compensation Plans Not Approved by Security Holders	—	—		—

Total	893,422	$5.77		128,755

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)	Includes 117,005 shares of Common Stock issuable under our Amended and Restated 1997 Employee Stock Purchase Plan, as amended, all of which are issuable in connection with the current offering period which ends on June 30, 2013.

(3)	The weighted average exercise price of the outstanding options, warrants, and rights reflects 353,000 restricted stock units that were outstanding on December 31, 2012. Excluding these restricted stock units, which have a zero exercise price, the weighted average exercise price is $9.54.

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table under the heading “Executive Compensation,” who we refer to as our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 3.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement beginning on page 12, including “Compensation Discussion and Analysis,” describes in detail our executive compensation programs and the decisions made by the Compensation Committee and the Board of Directors with respect to the fiscal year ended December 31, 2012.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 3 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers by voting “FOR” Proposal TWO.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal TWO, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal THREE, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory vote.

The Board of Directors believes that a once every three years, or triennial, executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, long-term basis than a more frequent vote. Consistent with our view that our executive compensation program should serve as an incentive and retention tool, we take a long-term view of executive compensation and encourage our stockholders to do the same. Too-frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. Annual or biennial executive compensation advisory votes also may not allow stockholders sufficient time to evaluate the effect of changes we make to executive compensation.

A triennial vote will also give our Board of Directors sufficient time to engage with stockholders to better understand their views about executive compensation and respond effectively to their concerns. Independent of the timing of the executive compensation advisory vote, we encourage stockholders to contact the Board of Directors at any time to provide feedback about corporate governance and executive compensation matters.

Therefore, the Board of Directors believes that holding the executive compensation advisory vote every three years is in the best interests of the Company and its stockholders and recommends voting for a frequency of every “THREE YEARS”.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN, AS AMENDED

Equity awards are the principal vehicle used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention, and motivation of professional, managerial, and other personnel. Accordingly in 2007, the Company adopted the 2007 Stock Incentive Plan, which we refer to as the Original 2007 Plan, under which the Company was authorized to issue a total of 700,000 shares of Common Stock. In October 2009 and February 2010, the Board of Directors adopted, subject to stockholder approval, amendments to and a restatement of the Original 2007 Plan, to, among other things, increase the number of shares of Common Stock reserved for issuance under the Original 2007 Plan from 700,000 to 1,000,000, which we collectively refer to, including subsequent amendments, as the A&R 2007 Plan. In May 2010, our shareholders approved the A&R 2007 Plan. On February 1, 2011, the Board of Directors adopted Amendment No. 1 to the A&R 2007 Plan to amend the A&R 2007 Plan to include minimum vesting provisions with respect to certain awards granted under the A&R 2007 Plan. On January 31, 2012, the Board of Directors adopted Amendment No. 2 to the A&R 2007 Plan subject to stockholder approval, to amend the A&R 2007 Plan to increase the number of shares reserved for issuance under the plan from 1,000,000 to 1,200,000. In May 2012, our shareholders approved Amendment No. 2. On February 21, 2013, the Board of Directors adopted Amendment No. 3 to the A&R 2007 Plan, subject to stockholder approval, to amend the A&R 2007 Plan further to increase the number of shares reserved for issuance under the plan from 1,200,000 to 1,400,000. As of March 12, 2013, there were 11,750 shares available for future grant under the A&R 2007 Plan.

The Board of Directors believes that the approval of Amendment No. 3 to the A&R 2007 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of this proposal and the reservation of 200,000 shares of Common Stock for issuance thereunder by voting “FOR” Proposal FOUR.

Summary of the A&R 2007 Plan, as amended

The following summary is qualified in its entirety by reference to the A&R 2007 Plan, Amendment No. 1 to the A&R 2007 Plan, Amendment No. 2 to the A&R 2007 Plan, and Amendment No. 3 to the A&R 2007 Plan, which are attached as Appendix A to this Proxy Statement.

Number of Shares Available for Awards

The number of shares of our common stock reserved for issuance under the A&R 2007 Plan is 1,400,000 shares. This number is subject to adjustment in the event of stock splits and other similar events. Shares issued under the A&R 2007 Plan may be authorized and unissued shares, or may be issued from shares that we have reacquired. Shares covered by awards under the A&R 2007 Plan that are terminated, surrendered, forfeited, cancelled or otherwise expire without having been fully exercised or settled (including as a result of shares being repurchased by us pursuant to a contractual repurchase right), will be credited back to the pool and will become available for issuance pursuant to a new award. Shares that are delivered to pay the exercise price of an award are also available for issuance pursuant to new awards, subject, in the case of incentive stock options, to any applicable limitation imposed by the Code.

Types of Awards

The A&R 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, which we refer to as the Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards as described below, which we collectively refer to as Awards.

Incentive Stock Options and Non-statutory Stock Options

Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price which is equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting power). Options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of our voting power.) The A&R 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check, or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, delivery to us of shares of Common Stock, (iii) subject to certain conditions, any other lawful means approved by our Board of Directors, or (iv) any combination of these forms of payment.

Unless such action is approved by our stockholders: (i) no outstanding option granted under the A&R 2007 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option (other than certain adjustments pursuant to a reorganization event or a change in capitalization) and (ii) the Board of Directors may not cancel any outstanding option (whether or not granted under the A&R 2007 Plan) and grant in substitution therefore new Awards under the A&R 2007 Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

Stock Appreciation Rights

A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted independently or in tandem with an option. The grant price or exercise price of SARs may not be less than 100% of the fair market value of the common stock on the date of grant. The term of SARs may be no more than 10 years from the date of grant.

Restricted Stock

Awards of Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to our right to repurchase all or a portion of such shares (or to require forfeiture if issued at no cost) from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Unless otherwise provided by our Board of Directors, recipients will be entitled to all ordinary cash dividends paid with respect to such shares. If any dividends or distributions are paid in shares or consist of a dividend or distribution other than an ordinary cash dividend, the shares, cash, or other property received will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

Restricted Stock Units

Awards of Restricted Stock Units entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest pursuant to the terms and conditions established by our Board of Directors. Restricted Stock Units may provide the recipient with the right to receive dividend equivalents, subject to conditions determined by our Board of Directors. Restricted Stock and Restricted Stock Unit Awards are collectively referred to herein as Restricted Stock Awards.

Other Stock-Based Awards

Under the A&R 2007 Plan, our Board of Directors has the right to grant other Awards based upon our Common Stock or other property having such terms and conditions as our Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, and the grant of Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Other Stock-Based Awards may be paid in Common Stock or cash.

Performance Conditions

The 162(m) Subcommittee may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award granted to an officer will vest subject to the achievement of one or more objective performance measures, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income; (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization; (c) operating profit before or after discontinued operations and/or taxes; (d) sales; (e) sales growth; (f) earnings growth; (g) cash flow or cash position; (h) gross margins; (i) stock price; (j) market share; (k) return on sales, assets, equity or investment; (l) improvement of financial ratings; (m) achievement of balance sheet or income statement objectives; or (n) total shareholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly, or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary, or other unit in which the participant works and may cover such period as may be specified by the 162(m) Subcommittee; and (iii) will be set by the 162(m) Subcommittee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

Transferability of Awards

Except as our Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Our employees, officers, directors, consultants, and advisors, including those of our subsidiaries, are eligible to be granted Awards under the A&R 2007 Plan. Under present law, however, incentive stock options may only be granted to our employees, including employees of our subsidiaries. As of March 31, 2013, approximately 1,900 persons were eligible to receive Awards under the A&R 2007 Plan, including our three executive officers and all of our directors.

The maximum number of shares with respect to which Awards may be granted to any participant under the A&R 2007 Plan may not exceed 250,000 shares per calendar year. For purposes of this limit, the combination of an option in tandem with SAR is treated as a single award.

Plan Benefits

Grants under the A&R 2007 Plan will be determined by our Board of Directors, or any committee to whom our Board of Directors delegates authority, as the case may be, and may vary from year to year and from participant to participant and are not determinable at this time.

The following table sets forth, as of April 1, 2013, the stock option and Restricted Stock Awards made under the A&R 2007 Plan since its adoption to the individuals and groups set forth below:

Number of Options/Shares/ Units Granted
Named Executive Officers:
Timothy McGrath	600,000
Patricia Gallup	8,000
Joseph Driscoll	20,000
Jack Ferguson	175,000
All Current Executive Officers as a Group	628,000
All Current Directors who are not Executive Officers as a Group	80,000
Each Nominee for Election as a Director:
Patricia Gallup	8,000
David Hall	8,000
Joseph Baute	14,000
David Beffa-Negrini	31,000
Barbara Duckett	13,000
Donald Weatherson	14,000
Each Associate of any of such Directors, Executive Officers or Nominees	—
Each Other Person who Received 5% of Awards under the A&R 2007 Plan:
John Thomas	100,000
All Employees, including all Current Officers who are not Executive Officers, as a Group:	371,500

Administration

The A&R 2007 Plan is administered by our Board of Directors. Our Board of Directors has the authority to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the A&R 2007 Plan and to interpret the provisions of the A&R 2007 Plan and any Award agreements. Pursuant to the terms of the A&R 2007 Plan, to the extent permitted by applicable law, our Board of Directors may delegate authority under the A&R 2007 Plan to one or more committees or subcommittees of our Board of Directors. Any references herein to our Board is also deemed to refer to our compensation committee and subcommittee.

Subject to any applicable limitations contained in the A&R 2007 Plan, our Board of Directors or any committee to whom our Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any SAR, Restricted Stock Awards or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, and repurchase price.

In addition, to the extent permitted by applicable law and our A&R 2007 Plan, our Board of Directors may delegate to our Chief Executive Officer its authority under our A&R 2007 Plan to grant options and other Awards that constitute rights under Delaware law to employees and officers who are not executive officers and to exercise such other powers as our Board of Directors may determine, provided that it will fix the terms of the awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Chief Executive Officer may grant.

Our Board of Directors is required to make appropriate and equitable adjustments in connection with the A&R 2007 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs, and other similar changes in capitalization. The A&R 2007 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) our merger or consolidation with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities, or other property or is cancelled or (b) any exchange of all of our Common Stock for cash, securities, or other property pursuant to a share exchange transaction or (c) our liquidation or dissolution. In connection with a Reorganization Event, our Board of Directors will take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock Awards on such terms as our Board of Directors determines: (i) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Awards will become exercisable, realizable, or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, which we refer to as the Acquisition Price, make or provide for a cash payment to an Award holder equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with our liquidation or dissolution, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings), and (vi) any combination of the foregoing. Our Board of Directors is not required to treat holders of the same types of Awards in the same manner.

If there is a Reorganization Event, other than our liquidation or dissolution, our successor will assume our repurchase and other rights under each outstanding Restricted Stock Award. Unless our Board of Directors determines otherwise, our successor’s rights will apply in the same manner and to the same extent to the cash, securities, or other property that our Common Stock was converted into or exchanged for pursuant to the Reorganization Event as they applied to our Common Stock subject to the Restricted Stock Award. If there is a Reorganization Event that involves our liquidation or dissolution, except as otherwise provided in a participant’s Restricted Stock or Restricted Stock Unit agreement or in other agreements between the participant and us, all of the restrictions and conditions on the participant’s then-outstanding Restricted Stock Awards will automatically be deemed terminated or satisfied.

If any Award expires or is terminated, surrendered, canceled, or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the A&R 2007 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Vesting Limitations

No Restricted Stock Awards or other stock-based awards that vest solely based on the passage of time shall be vested in full prior to the third anniversary of the date of grant. Restricted Stock Awards or other stock-based awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to Restricted Stock Awards or other stock-based awards, in the aggregate, for up to 10% of the maximum number of shares available for award under the A&R 2007 Plan. Notwithstanding the foregoing and other than with respect to performance awards, as defined in the A&R 2007 Plan, our Board may, either at the time a Restricted Stock Award or other stock-based award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to such award, in whole or in part, in the event of the death or disability of the participant; the termination of the participant’s employment by or service to us under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of PC Connection.

Substitute Awards

In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our Board of Directors may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms, as our Board of Directors deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the A&R 2007 Plan. Substitute Awards will not count against the A&R 2007 Plan’s overall share limit, except as may be required by the Code.

Provisions for Non U.S. Employees and Authorization of Sub-Plans

Our Board of Directors may grant Awards to participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board of Directors, be necessary or desirable in order to recognize differences in local law or tax policy. The Board of Directors also may impose conditions on the exercise or vesting of Awards in order to minimize the Board of Directors’ obligation with respect to tax equalization for Participants on assignments outside their home country.

Our Board of Directors may also establish subplans or procedures under the A&R 2007 Plan to satisfy applicable securities or tax laws of various jurisdictions.

Amendment or Termination

Except as otherwise provided with respect to performance awards, the Board of Directors may amend, modify, or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided either (i) that the participant’s consent to such action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under the A&R 2007 Plan.

No Award may be made under the A&R 2007 Plan after May 26, 2020, but Awards previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend, or terminate the A&R 2007 Plan, provided that, to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m), after the date of such amendment will become exercisable, realizable, or vested unless and until the amendment is approved by our stockholders if required by Section 162(m). In addition, no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be effective unless and until such amendment has been approved by our stockholders. If the NASDAQ Stock Market amends its corporate governance rules so that the rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from the effective date of such amendment, no amendment to the A&R 2007 Plan which materially increases the number of shares authorized under the A&R 2007 Plan (other than pursuant to the adjustment provisions contained in the A&R 2007 Plan), expands the types of awards that may be granted under the A&R 2007 Plan, or materially expands the class of participants eligible to participate in the A&R 2007 Plan shall be effective unless stockholder approval is obtained.

If stockholder approval is required under Section 422 of the Code, the Board may not effect such modification or amendment without stockholder approval.

No Award shall be made that is conditioned upon stockholder approval of any amendment to the A&R 2007 Plan, provided however, that options and Restricted Stock Units may be granted that are conditioned upon stockholder approval as long as the grants provide that no shares may be issued unless and until the options and Restricted Stock Units are so approved and that the options and Restricted Stock Units will expire if not so approved within one year after grant.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the A&R 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the A&R 2007 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO EXECUTIVE BONUS PLAN

The Company is also seeking approval of the Executive Bonus Plan, or Bonus Plan in accordance with the rules set forth under section 162(m) of the Code which require that we obtain stockholder approval of the material terms of the performance measures set forth in the plan on the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such performance measures. If approved, the performance measures described herein and set forth in the Bonus Plan (attached hereto as Appendix B) will remain in effect until our stockholder meeting in 2018. On April 14, 2011, our Board of Directors adopted Amendment No. 1 to the Company’s Executive Bonus Plan to increase the maximum bonus award payable to a participating executive for any plan year from $1 million to $2 million. In May 2011, our stockholders approved Amendment No. 1. On April 5, 2013, our Board of Directors adopted, subject to stockholder approval, Amendment No. 2 to the Company’s Bonus Plan to provide for, among other things, base-level bonuses as a percentage of base salary for our Chief Administrative Officer and Chief Financial Officer.

Our Board of Directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. Accordingly, our Board of Directors believes adoption of the amendment to our Bonus Plan is in the best interests of our stockholders and our Company and recommends a vote “FOR” the approval of the amendment to our Bonus Plan by voting “FOR” Proposal FIVE.

Description of the Bonus Plan, as amended

The following is a brief summary of the Bonus Plan, as amended. The following summary is qualified in its entirety by reference to the Bonus Plan, Amendment No. 1 to the Bonus Plan and Amendment No. 2 to the Bonus Plan, which are attached as Appendix B to this Proxy Statement.

Administration

The Compensation Committee of our Board of Directors will, through a subcommittee consisting solely of outside directors within the meaning of Section 162(m) of the Code, administer the Bonus Plan. We refer to this subcommittee as the 162(m) Subcommittee.

Eligibility

Each of our named executive officers, within the meaning of the rules and regulations of the SEC, is eligible to participate in this Bonus Plan. In addition, other executive officers may be determined from time to time to be eligible to participate in the Bonus Plan. As of April 5, 2013, we had three named executive officers.

Determination of Bonus Awards

We refer to each fiscal year that the Bonus Plan is in effect as a “Plan Year.” Within 90 days after the beginning of each Plan Year, the 162(m) Subcommittee will establish specific performance measures for the payment of bonus awards for that Plan Year. For each Plan Year, the performance measures will include the attainment of a certain minimum level of consolidated net income and may also be based on one or more of the following additional quantifiable performance measures selected by the 162(m) Subcommittee: consolidated SG&A expenses; earnings per share; operating income; gross revenue; profit margins; stock price targets or stock price maintenance; working capital; free cash flow, cash flow; return on equity; return on capital or return on invested capital; earnings before interest, taxes, depreciation, and amortization, or EBITDA; and strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, or objective goals relating to acquisitions or divestitures. The precise annual amounts and bonus allocation percentages with respect to each performance measure will also be established by the 162(m) Subcommittee. Performance measures are generally based on our operating forecasts. However, the 162(m) Subcommittee may determine, in its sole discretion, that significant unusual or extraordinary items should or should not be included in determining whether the performance measures have been met.

Bonuses are calculated as a percentage of the participating executive’s annual base salary. Base level bonuses are 100% of base salary for our Chief Executive Officer, 100% of base salary for our President, 75% of base salary for our Chief Administrative Officer, Chief Financial Officer, and any Executive Vice Presidents and 50% of base salary for any Senior Vice Presidents. Actual bonus payouts may be higher or lower than the base level amounts, depending on the degree to which each performance measure is met or exceeded. Each performance measure is subject to a multiplier table which determines the extent to which that portion of the bonus is paid out. Awards relating to net income can range from 50% to 170% of the corresponding base bonus; however, no awards will be granted for net income below 90% of target. Awards relating to other performance measures established by the Committee are subject to the multiplier percentages selected by the 162(m) Subcommittee.

The maximum bonus award payable to a participating executive for any Plan Year is 170% of that executive’s annual base bonus percentage and in no event will exceed $2,000,000.

At the end of each Plan Year, the 162(m) Subcommittee determines the amount, if any, to be paid to each participating executive based on the extent that the performance measures for that Plan Year were achieved. The 162(m) Subcommittee may use negative discretion to decrease (but not increase) the amount of any bonus award otherwise payable to any participating executive under the Bonus Plan.

Amendments and Termination

Our Board may at any time amend, suspend, or terminate the Plan, provided such action is effected by written resolution. Amendments to the Bonus Plan requiring stockholder approval under the Code or SEC regulations will require such approval under the Bonus Plan.

Federal Income Tax Consequences

Payments received by executive officers under the Bonus Plan will be income subject to tax at ordinary income rates when received. Since the Bonus Plan is intended to comply with the requirements of Section 162(m) of the Code, if the Bonus Plan is approved by stockholders at the annual meeting, we expect that the bonus payments made in accordance with the terms of the Bonus Plan will qualify as performance-based compensation that is not subject to the limits of Section 162(m) of the Code and will therefore be deductible by us, subject to any other applicable limitations on deductibility under the Code.

PROPOSAL SIX

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. The ratification of this selection by the Audit Committee is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting our independent registered public accounting firm. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm by voting “FOR” Proposal SIX.

Principal Accounting Fees and Services

The following table summarizes the fees Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates, which we collectively refer to as Deloitte & Touche, billed to us for each of the last two fiscal years. The Audit Committee of our Board of Directors believes that the non-audit services described below did not compromise Deloitte & Touche’s independence.

Fee Category	2012	2011
Audit Fees(1)	$1,011,000	$1,000,000
Tax Fees(2)	316,000	284,000
All Other Fees(3)	5,000	26,000

Total Fees	$1,332,000	$1,310,000

(1)	Audit fees consist of fees for the audit of financial statements, the audit of internal control over financial reporting, the review of the interim financial statements included in quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Tax fees consist of fees for tax compliance, tax advice, and tax planning services. The 2012 tax fees were for tax compliance services, which relate to preparation of original and amended tax returns, and claims for refunds and tax payment-planning services. In 2011, tax compliance fees were $273,000, and $11,000 was for tax advice and tax planning services related to assistance with tax audits, employee benefit plans, and multi state tax consulting.

(3)	All Other Fees consist of a fee for an accounting and audit-related subscription, and miscellaneous filing fees.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage an independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee has also delegated to the Chairman of our Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the Chairman of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee.

Audit Committee Report

Our Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2012, and discussed them with our management and our registered public accounting firm.

The Audit Committee has also discussed with our registered public accounting firm various communications that our registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Public Company Accounting Oversight Board (United States) Audit Standard AU Section 380, Communication with Audit Committees, and Rule 2-07 of SEC Regulation S-X. The Audit Committee was satisfied with this discussion.

The standards of the Public Company Accounting Oversight Board require our registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

Our Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committee Concerning Independence, regarding the registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with our registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

By the Audit Committee of the Board of Directors of PC Connection:

Donald Weatherson, Chairman

Joseph Baute

Barbara Duckett

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

Our Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, proxy statement, or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2322). If you wish to receive separate copies of the Notice of Internet Availability of Proxy Materials, the annual report, or the proxy statement, as applicable in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2322).

Solicitation of Proxies

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, mail, fax, and personal interviews. We will also request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in this regard.

Deadline for Submission of Stockholder Proposals

Proposals of stockholders intended to be presented at the 2014 Annual Meeting of Stockholders must be received by us at our principal office in Merrimack, New Hampshire not later than December 23, 2013, for inclusion in the proxy statement for that meeting.

If a stockholder of our Company who holds less than 40% of the shares of our capital stock issued and outstanding and entitled to vote wishes to present a proposal before the 2014 Annual Meeting but has not complied with the requirements for inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give timely notice of such proposal to our Secretary at our principal offices. The required notice must be delivered to or mailed and received at our principal executive offices not later than March 21, 2014 nor earlier than February 21, 2014. Notwithstanding the foregoing, if we provide less than 70 days notice or prior public disclosure of the date of the meeting to stockholders, notice by the stockholder or stockholders to be timely must be delivered or mailed to the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

Patricia Gallup

Chairman of the Board and

Chief Administrative Officer

April 09, 2013

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

AMENDMENT NO. 1 TO

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Amended and Restated 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1. Section 7(b) of the Plan is hereby deleted in its entirety and a new Section 7(b) is inserted in lieu thereof which reads as follows:

“(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. No Restricted Stock Award that vests solely based on the passage of time shall vest in full earlier than the third anniversary of its date of grant. Restricted Stock Awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to Restricted Stock Awards and Other Stock-Based Awards granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of the Plan (other than Section 10(h), if applicable), the Board may, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to the Restricted Stock Award, in whole or in part, in the event of the death or disability of the Participant; the termination of the Participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.”

2. Section 8 of the Plan is hereby deleted in its entirety and a new Section 8 is inserted in lieu thereof, which reads as follows:

“(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. No Other Stock-Based Award that vests solely based on the passage of time shall vest in full earlier than the third anniversary of its date of grant. Other Stock-Based Awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to Restricted Stock Awards and Other Stock-Based Awards granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of the Plan (other than Section 10(h), if applicable), the Board may, either at the time an Other Stock-Based Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof), as applicable, or remove or modify the restrictions applicable to the Other Stock-Based Awards, in whole or in part, in the event of the death or disability of the Participant; the termination of the Participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.”

3. Section 10(f) of the Plan is hereby deleted in its entirety and a new Section 10(f) is inserted in lieu thereof which reads as follows:

“(f) Except as provided in Section 5(g) with respect to repricings, Section 7(b) or 8(b) with respect to the vesting of Awards, Section 10(h) with respect to Performance Awards and Section 11(d) with respect to

1

actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof.

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on February 1, 2011.

2

AMENDMENT NO. 2 TO

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Amended and Restated 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1. The first sentence of the Section 4(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 1,200,000 shares of Common Stock.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on January 31, 2012, and approved by shareholders on May 23, 2012.

3

AMENDMENT NO. 3 TO

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Amended and Restated 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1. The first sentence of the Section 4(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 1,400,000 shares of Common Stock.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on February 21, 2013.

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PC Connection, Inc.

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain, and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants, and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (each, an “Award”) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

a)	Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend, and repeal such administrative rules, guidelines, and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

b)	Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee or subcommittee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

c)	Delegation to Chief Executive Officer. To the extent permitted by applicable law, the Board may delegate to the Chief Executive Officer the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Chief Executive Officer may grant; provided further, however, that such officer shall not be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

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4.	Stock Available for Awards

a)	Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 1,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b)	Sub-limits. Subject to adjustment under Section 9, the following sub-limit on the number of shares subject to Awards shall apply:

1)	Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

c)	Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

a)	General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be, or is not otherwise qualified to be, an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

b)	Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of PC Connection, Inc., any of PC Connection, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

c)	Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below) of our stock on the date the Option is granted.

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d)	Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

e)	Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

f)	Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

1)	in cash or by check, payable to the order of the Company;

2)	except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

3)	to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements;

4)	to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

5)	by any combination of the above permitted forms of payment.

g)	Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.	Stock Appreciation Rights

a)	General. The Board may grant Awards consisting of a Stock Appreciation Right (“SAR”) entitling the holder, upon exercise, to receive an amount in Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.

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b)	Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

1)	Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

2)	Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

c)	Grant Price. The grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

d)	Term. The term of an SAR shall not be more than 10 years from the date of grant.

e)	Exercise. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units

a)	General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

b)	Terms and Conditions for all Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

c)	Additional Provisions Relating to Restricted Stock.

1)	Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

2)

Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable

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restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

d)	Additional Provisions Relating to Restricted Stock Units.

1)	Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Internal Revenue Code (“Code Section 409A”).

2)	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

3)	Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.	Other Stock Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

a)

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock

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by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

b)	Reorganization Events.

1)	Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

2)	Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. The Board shall not be required to treat holders of the same types of Awards in the same manner pursuant to this Section 9(b)(2).

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

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3)	Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10)	General Provisions Applicable to Awards

a)	Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b)	Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

c)	Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

d)	Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e)

Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in

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an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

f)	Amendment of Award. Except as otherwise provided in Section 10(h) with respect to Performance Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof.

g)	Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

h)	Performance Awards.

1)	Grants. Restricted Stock Awards and Other Stock Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(h) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants.

2)	Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is a “covered employee” under Section 162(m)(3) of the Code.

3)

Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the

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cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

4)	Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

5)	Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11)	Miscellaneous

a)	No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

b)	No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

c)	Effective Date and Term of Plan. The Plan shall become effective on the date this Amended and Restated Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the completion of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

d)

Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award

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shall be made that is conditioned upon stockholder approval of any amendment to the Plan, provided however, that Options and Restricted Stock Units may be granted that are conditioned upon stockholder approval as long as the grants provide that no shares may be issued unless and until the Options and Restricted Stock Units are so approved and that the Options and Restricted Stock Units will expire if not so approved within one year after grant.

e)	Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

f)	Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Board’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

g)	Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not satisfy the conditions of that section.

h)

Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense

14

(including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

i)	Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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APPENDIX B

AMENDMENT NO. 1 TO

EXECUTIVE BONUS PLAN

The Executive Bonus Plan (the “Plan”) of PC Connection, Inc. is hereby amended by deleting Section 4.2 in its entirety and replacing it with the following:

“4.2 Actual bonus payouts may be higher or lower than the base-level amounts, depending on the degree to which the individual performance measures are met or exceeded. Each performance measure is subject to a multiplier table which determines the extent to which that portion of the bonus is paid out. Awards relating to net income can range from 50% to 170% of the corresponding base bonus; however, no awards are granted for net income below 90% of target. Awards relating to other performance measures established by the Committee are subject to the multiplier percentages selected by the Committee. The maximum bonus award payable to a participating executive for any Plan Year is 170% of that executive’s annual base salary and in no event will exceed $2 million.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on April 14, 2011, approved by shareholders on May 25, 2011.

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AMENDMENT NO. 2 TO

EXECUTIVE BONUS PLAN

The Executive Bonus Plan (the “Plan”) of PC Connection, Inc. is hereby amended by:

1. Deleting Section 4.1 in its entirety and replacing it with the following:

“4.1 Bonuses are calculated as a percentage of the participating executive’s annual base salary. Base-level bonuses are set as follows:

• Chief Executive Officer	100% of base salary
• President	100% of base salary
• Chief Administrative Officer	75% of base salary
• Chief Financial Officer	75% of base salary
• Executive Vice President	75% of base salary
• Senior Vice President	50% of base salary

2. Deleting Section 4.3 in its entirety and replacing it with the following:

“4.3 At the end of each Plan Year, the Committee shall determine the amount, if any, to be paid to each participating executive based on the extent that the performance measures for that Plan Year were achieved and shall authorize payment by the Company, in cash or other consideration or combination thereof, to such participating executive; provided that the Committee may use negative discretion to decrease (but not increase) the amount of any bonus award otherwise payable to any participating executive under the Plan.”

3. Deleting Section 4.4 in its entirety and replacing it with the following:

“4.4 Bonus awards shall be paid only to individuals who continue in the Company’s employ through the bonus payment date, unless otherwise approved by the Committee; provided that no bonus (whether prorated or full) will be paid unless all of the applicable requirements set forth in this Plan are met, including without limitation that the Committee determines that all of the performance measures for the applicable Plan Year have been met and authorizes the payment of bonus awards.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on April 5, 2013.

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PC Connection, Inc.

EXECUTIVE BONUS PLAN

I.	PURPOSE OF THE PLAN

PC Connection, Inc. (the “Company”) has established this Executive Bonus Plan (the “Plan”) as an incentive program pursuant to which annual performance-based bonuses may be awarded to the Company’s eligible executive officers.

II.	ELIGIBLE PARTICIPANTS IN THE PLAN

Each of the Company’s named executive officers, within the meaning of the rules and regulations of the Securities and Exchange Commission, is eligible to participate in this Plan. In addition, other executive officers may be determined from time to time to be eligible to participate in the Plan.

III.	ADMINISTRATION OF THE PLAN

3.1	The Plan has been adopted by the Company’s Board of Directors, (the “Board”), effective January 1, 2008. The Compensation Committee of the Board (the “Committee”) shall, through its Subcommittee consisting solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code, administer the Plan and shall periodically review it and make determinations with respect to the application of specific performance measures in the determination of incentive compensation. Consolidated net income, however, shall always be one of the performance measures under the Plan. All references in this document to actions by the Committee shall be appropriately supported as necessary by corresponding actions taken by the Subcommittee.

3.2	Each fiscal year that the Plan is in effect is referred to as a “Plan Year.” Within 90 days after the beginning of each Plan Year, the Compensation Committee will establish specific performance measures for the payment of bonus awards for that Plan Year. For each Plan Year, the performance measures will include the attainment of a certain minimum level of consolidated net income and may also be based on one or more of the following additional quantifiable performance measures selected by the Committee: consolidated SG&A expenses; earnings per share; operating income; gross revenue; profit margins; stock price targets or stock price maintenance; working capital; free cash flow, cash flow; return on equity; return on capital or return on invested capital; earnings before interest, taxes, depreciation, and amortization (EBITDA); and strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, or objective goals relating to acquisitions or divestitures. The precise annual amounts and bonus allocation percentages with respect to each performance measure will also be established by the Committee.

3.3	Performance measures are generally based on the Company’s operating forecasts. However, the Committee may determine, in its sole discretion, that significant unusual or extraordinary items should or should not be included in determining whether the performance measures have been met.

IV.	CALCULATION AND PAYMENT OF BONUS AWARDS

4.1	Bonuses are calculated as a percentage of the participating executive’s annual base salary. Base-level bonuses are set as follows:

• Chief Executive Officer	100% of base salary
• President	100% of base salary
• Executive Vice President	100% of base salary
• Senior Vice President	50% of base salary

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4.2	Actual bonus payouts may be higher or lower than the base-level amounts, depending on the degree to which the individual performance measures are met or exceeded. Each performance measure is subject to a multiplier table which determines the extent to which that portion of the bonus is paid out. Awards relating to net income can range from 50% to 170% of the corresponding base bonus; however, no awards are granted for net income below 90% of target. Awards relating to other performance measures established by the Committee are subject to the multiplier percentages selected by the Committee. The maximum bonus award payable to a participating executive for any Plan Year is 170% of that executive’s annual base salary and in no event will exceed $1 million.

4.3	At the end of each Plan Year, the Committee shall, in consultation with the Chief Executive Officer, determine the amount, if any, to be paid to each participating executive based on the extent that the performance measures for that Plan Year were achieved and shall authorize payment by the Company, in cash or other consideration or combination thereof, to such participating executive; provided that the Committee may use negative discretion to decrease (but not increase) the amount of any bonus award otherwise payable to any participating executive under the Plan.

4.4	Bonus awards shall be paid only to individuals who continue in the Company’s employ through the bonus payment date, unless otherwise approved by the Committee (which may be in consultation with the Chief Executive Officer); provided that no bonus (whether prorated or full) will be paid unless all of the applicable requirements set forth in this Plan are met, including without limitation that the Committee determines that all of the performance measures for the applicable Plan Year have been met and authorizes the payment of bonus awards.

4.5	Any payment to which an executive becomes entitled under the Plan shall be subject to the Company’s collection of all applicable federal and state income and employment withholding taxes.

4.6	Any bonus awards determined under the Plan will be paid to participating executives in cash or other consideration within 2 1/2 months following the end of the applicable Plan Year.

V.	GENERAL PROVISIONS

5.1	The Plan is effective as of January 1, 2008, and the initial bonuses will be established based on performance measures relating to the Company’s 2008 fiscal year. The Plan is subject to stockholder approval. Once approved, the Board may at any time amend, suspend, or terminate the Plan, provided such action is effected by written resolution; however, amendments to the Plan requiring stockholder approval under the Internal Revenue Code or SEC regulations require stockholder approval.

5.2	No bonuses awarded under the Plan shall actually be funded, set aside or otherwise segregated prior to payment. The obligation to pay the bonuses awarded hereunder shall at all times be an unfunded and unsecured obligation of the Company. Plan participants shall have the status of general creditors and shall look solely to the general assets of the Company for the payment of their bonus awards.

5.3	No Plan participant shall have the right to alienate, pledge or encumber his/her interest in any bonus award to which he/she may become entitled under the Plan, and such interest shall not (to the extent permitted by law) be subject in any way to the claims of the employee’s creditors or to attachment, execution or other process of law.

5.4	Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Committee, nor any provision of the Plan shall be construed so as to grant any person the right to remain in the employ of the Company for any period of specific duration. Rather, each employee of the Company will be employed “at-will,” which means that either such employee or the Company may terminate the employment relationship of that individual at any time for any reason, with or without cause.

5.5	The laws of the State of Delaware (other than its choice of law provisions) govern this Plan and its interpretation.

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APPENDIX C

PC CONNECTION, INC.

SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1.	Number. Except as otherwise permitted by the applicable Nasdaq rules, the Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be an “independent director” as defined by NASDAQ Rule 5605(a)(2), meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s independent registered public accounting firm (the “independent auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities

1

set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditor

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining, and when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.	Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

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8.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10.	Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies, and others.

11.	Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

12.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls, and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

13.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14.	Oversight of Related Person Transactions. The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

15.	Review of Related Person Transactions. In accordance with the Company’s Related Person Transaction Policy and NASDAQ Rules, the Audit Committee shall conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis.

16.	Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

17.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

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D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting.

The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest, or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.	Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

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APPENDIX D

PC CONNECTION, INC.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s Chief Executive Officer and its executive officers.

B.	Structure and Membership

1.	Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by NASDAQ Rule 5606(a)(2).

3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.	Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Chairman. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided to it by the Company’s management and others, in accordance with its business judgment.

Compensation Matters

1.	Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s CEO and the Company’s other executive officers, including salary, bonus, and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.	Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed periodically with the Board of Directors.

3.

Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation and equity-based plans that are subject to approval by the Board of Directors. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which

1

stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees, or consultants of the Company, the Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall approve such plans.

4.	Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase, and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 5635(c)(4).

5.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

6.	Management Succession. The Compensation Committee shall periodically review and make recommendations to the Board of Directors relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

7.	Review and Discussion of Compensation Discussion and Analysis; Recommendation to Board. The Compensation Committee shall review and discuss annually with management the Company’s “Compensation Discussion and Analysis” required by Item 402 of Regulation S-K (the “CD&A”). The Compensation Committee shall consider annually whether it will recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C.

8.	Compensation Committee Report. The Compensation Committee shall prepare the annual Compensation Committee Report required by Item 407 of Regulation S-K.

9.	Compensation Consultants, Legal Counsel and Other Advisors. The Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel or other advisors. The Compensation Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other advisor retained by the Compensation Committee. The Compensation Committee is empowered, without further action by the Board, to cause the Company to pay the compensation, as determined by the Compensation Committee, of any compensation consultant, legal counsel and other advisor retained by the Compensation Committee. The Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor, only after taking into consideration the applicable factors affecting independence that are specified in NASDAQ Rule 5606(d)(3)(D).

10.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities, but not less than once each year. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2

2.	Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Compensation Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

6.	Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

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ANNUAL MEETING OF STOCKHOLDERS OF

PC CONNECTION, INC.

May 22, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card, and 2012 Annual Report to Stockholders for the year ended December 31, 2012

are available at http://ir.pcconnection.com/annuals.cfm

Please sign, date, and mail

your proxy card in the

envelope provided as soon

as possible.

” Please detach along perforated line and mail in the envelope provided. ”

¢ 20630403030300000100 8	052213

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS NO.2, NO.4 - NO.6 AND IN FAVOR OF THREE YEARS WITH RESPECT TO PROPOSAL NO.3.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. To elect six directors to serve until the 2014 Annual Meeting of Stockholders;				2. To approve an advisory vote on executive compensation;	☐	☐	☐
				1 year	2 years	3 years	ABSTAIN
NOMINEES:				3. To hold an advisory vote on the frequency of the future executive compensation advisory votes; ☐	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Patricia Gallup O David Hall O Joseph Baute O David Beffa-Negrini O Barbara Duckett O Donald Weatherson			FOR	AGAINST	ABSTAIN

4.  To approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, to increase the number of shares of common stock that may be issued thereunder from 1,200,000 to 1,400,000 shares, representing an increase of 200,000 shares;

					☐	☐	☐

5.  To approve an amendment to the Company’s Executive Bonus Plan, as amended, to provide, among other things, for the base-level bonuses as a percentage of base salary for the Company’s Chief Administrative Officer and Chief Financial Officer;

					☐	☐	☐
				6. To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NO.2, AND NO.4 - NO.6 AND IN FAVOR OF THREE YEARS WITH RESPECT TO PROPOSAL NO.3.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

☐	¢

PC CONNECTION, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as proxies (the “Proxies”) to represent and vote as designated hereon all shares of stock of PC Connection, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 22, 2013 at the Crowne Plaza Hotel, 2 Somerset Parkway, Nashua, New Hampshire, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, SIGN, DATE, AND MAIL THIS PROXY

IN THE ENCLOSED RETURN ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

¢	14475	¢